Innovation Drives Long-Term Growth 2013 Stifel Nicolaus Technology Conference February 5, 2013

2 Safe Harbor This presentation contains certain forward-looking statements, which reflect management’s expectations regarding future events and operating performance and speak only as of the date hereof. These forward- looking statements are subject to the safe harbor protection provided under the securities laws. Methode undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in Methode’s expectations on a quarterly basis or otherwise. The forward-looking statements in this presentation involve a number of risks and uncertainties. The factors that could cause actual results to differ materially from our expectations are detailed in Methode’s filings with the Securities and Exchange Commission, such as our annual and quarterly reports. Such factors may include, without limitation, the following(1) dependence on a small number of large customers, including two large automotive customers; (2) dependence on the automotive, appliance, computer and communications industries; (3) further downturns in the automotive industry or the bankruptcy of certain automotive customers; (4) ability to compete effectively; (5) customary risks related to conducting global operations; (6) dependence on the availability and price of raw materials; (7) dependence on our supply chain; (8) ability to keep pace with rapid technological changes; (9) ability to improve gross margin due to a variety of factors, (10) ability to avoid design or manufacturing defects; (11) ability to protect our intellectual property; (12) ability to withstand price pressure; (13) the usage of a significant amount of our cash and resources to launch new North American automotive programs; (14) location of a significant amount of cash outside of the U.S.; (15) currency fluctuations; (16) ability to successfully benefit from acquisitions and divestitures; (17) ability to withstand business interruptions; (17) income tax rate fluctuations; (19) ability to implement and profit from newly acquired technology; and (20) the future trading price of our stock.

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4 Hitting Its Stride > Sales and EPS will grow FY13 over FY12 > Sales CAGR projection of 12% FY12 to FY16 > Sustainable innovation, robust technology – 290 patents > Capitalizing on fundamental changes in large, growth markets > Strong balance sheet - ~$85 million in net cash and credit availability* > Current dividend yield of 2.8%** *as of October 27, 2012 **as of October 30, 2012

5 Three World-Class Solution Groups Au tomoti ve • Integrated center console modules • Electronic and electromechanical devices • Customized sensors In te rc on n ec t • Field-effect technology and user-interface panels • Safety radio remote controls • Copper and fiber optic interconnect solutions • Conductive polymer and thick film inks Po w er P roduct s • High current-carrying bus devices • Power electronics for chargers, inverters • Battery management systems for stationary storage systems • Flexible cabling systems • Thermal management and high current interconnects

6 Global Operations FY12 Sales By Manufacturing Location FY12 Sales By Segment 58.4% 27.5% 11.2% 2.9% Automotive Interconnect Power Solutions Other 44.0% 32.0% 24.0% North America Europe Asia

7 Leader in “Connected” and “Green” Solutions for the Automotive Industry

8 Connected Solution: Center Consoles > “Center Stack is new high-stakes battleground” Auto News September 5, 2011 > Opportunity for Methode: Once on a platform, have opportunity to provide other innovative and proprietary content > For OEMs • Value of automobile interior being built around connectivity • Consumers want more functions - Automotive industry has to catch up • OEMs steadily consolidating infotainment and HVAC functions into single, stylized switch panel • Where Automakers can differentiate themselves

Connected Solution: Center Consoles

Integrated Center Consoles For MyFord and MyLincoln Touch

> Two awards with Ford for Model Years 2011 and 2013

- Utilize TouchSensor's Field-Effect and Integrated Back Lighting technologies
- $40 million annually at full launch in FY13
- 2011 MKX, Edge, & Explorer
- 2013 Taurus, Flex, MKS, & MKT
- Standard on Lincoln models, estimated 80% take rate on Ford models
- Five-year program life
- PACE 2012 Award Winner for Field-Effect™ solid-state switches

2012 Automotive News PACE AWARD Winner



Touch-sensitive Audio and Climate controls utilize **Field-Effect** technology and **Integrated Back Lighting**

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METHODE ELECTRONICS, INC.

Connected Solution: Center Consoles

“Next Generation” Integrated Center Consoles For GM

> GM K2xx truck, K2xx SUV and 31xx lightweight truck platforms

- Estimated $216m/year at full launch in FY16*
- Five-year program life
- No take rate, standard on every model
- Methode will provide the entire center console including the display, touchscreen and an articulation design on certain platforms

Platform	Launch	FY14 Revenue *	FY15 Revenue*
K2xx Truck	Q4 FY13 (April 2013)	$110	$124
K2xx SUV	Q2 FY14 (October 2013)	$29	$61
31xx Light Truck	Q2 FY15 (August 2014)	$0	$10

*based on LMC Automotive estimates and other data

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METHODE ELECTRONICS, INC.

11 Connected Solution: Transmission Lead Frame > Transmission Lead Frame • Integrated power and signal distribution backbone for transmission controller • Highly complex insert molded assembly reduces electrical connections required with traditional design • Improves system reliability, reduces costs • Three awards for $40m in average annual revenue at full launch in FY14 GM T76 Lead Frame Ford 6F35 Lead Frame

12 Connected Solutions: Growth Drivers > Smartphone interfacing, data downloads, email communications, internet access > Vehicles must become the “glitch-free” connector and communicator > NHTSA considering vehicle-to-vehicle communications (V2X) to warn drivers of potential hazards Consumer Reports April 2012

13 Connected Opportunities: Center Consoles > Capacitive touchscreens with functionality similar to iPhone or iPad > Lower costs • Lower tooling bills than traditional mechanical systems • Ford Edge - one complete panel versus bezel with 21 individual buttons • Electronic design can be carried over to new platforms > Saves space where space is at a premium • Thinner than traditional mechanical solutions

14 Connected Opportunities: Biometrics > Biometric Verification Technology • Based on proven multi-spectral imaging technology developed by Lumidigm, Inc. • Methode has exclusive license for transportation market • Robust and repeatable • Auto-hardened: Works in extreme, harsh environments • Potential Automotive applications  Driver customization  Biometric authorization of financial transactions

15 Green Solutions: EV Bus Bars > Bus Bar Assemblies for Nissan Leaf Electric Vehicle • Nissan North America and Europe Lithium-ion battery cells • Each vehicle requires 48 battery modules • Three Methode assemblies utilized on each battery module • Methode developed and implemented an innovative, automated production system Nissan Battery Pack with 48 battery modules

16 Green Solutions: Transmission Sensor > Magneto-elastic technology enables accurate and repeatable measurement of the clutch plate position in the new generation of fuel efficient, dual clutch transmissions • Resolution nearly ten times current, commercially viable technology • Withstands harsh environment of transmission • Operates at temperatures in excess of 360°F • $9m in revenue in FY15, ramping to $18m in FY16

17 Green Opportunities: Torque-Sensing Characteristic Today Methode’s Magneto-elastic Technology Torque calculated by Estimation Measurement Completely real time No Yes Accuracy invariant to temperature and altitude No Yes Accuracy of initial calibration maintained over time Sufficient Excellent Calibration accuracy in cars Very good Excellent Calibration accuracy in trucks and SUVs Sufficient Excellent Smoothness of shift Sufficient Excellent Fuel efficiency Sufficient Very good

18 Green Opportunities: Transmissions > Magneto-elastic Torque-Sensing Technology • “…This is being called the holy grail of transmission control...” Ford Chief Engineer for New Transmissions Craig Renneker • “Real time torque sensing is a game changer for transmissions and the most significant advancement since the creation of electronic pressure control. Fast and accurate torque sensing is an enabler for the transmission control system to provide flawless function with an absence of the occasional aberrant event. Methode's torque sensor is the fastest and most well developed sensor available.” Tom Greene, Retired - Ford Powertrain Controls & Software Manager

19 TouchSensor and Hetronic Enabling Differentiation

20 User Interface Solutions: White Goods > TouchSensor’s user interfaces are found on over 60% of the solid-state touch interfaces in North America • Integrate Touch, LED’s & Displays and decorative fascia into one UI sub-assembly • Offering includes discrete key designs as well as high-resolution LCD touchscreens Jenn-Air Wall Oven KitchenAid Refrigerator Electrolux Dishwasher

21 User Interface Solutions: White Goods > TouchSensor recently awarded fabric care console program with integrated Touch • Includes Whirlpool “Duet” and Maytag “Maxima” front-load product lines • $30-40 million at full launch beginning in second half of FY14 • Launches in 4 phases across multiple price points • Phase 1 launched in Q2 FY13 and available for sale in retail stores • Phases 2-4 launch in Q1 FY14 Whirlpool Washer/Dryer

22 User Interface Solutions: Industrial > Hetronic safety radio remote control solutions • Used on five continents to control multi-million dollar equipment safely and precisely  Locomotives, Rail Car Movers, Trains  Construction Equipment - Tower Cranes, Loader Cranes, Concrete Pumps, Excavators, Front loaders Welding & Utility Equipment Mining, Explosion Proof and Material Handling equipment Hostile Environments Loader Cranes

23 User Interface Solutions: Industrial > Hetronic safety radio remote control solutions • Pioneering features  Fail Safe and Redundant Emergency Stop Circuitry  Interference Protection  Remotely Programmable  Operator friendly and impact resistant • Designed to withstand the most challenging work environments Container Handlers Drilling Applications

TouchSensor & Hetronic Opportunities

> TouchSensor

- "Touch Experts" – combining touch technology, modern illumination techniques, esthetics and unrivaled launch management capabilities
- Opportunities in
  - ✓ Medical equipment
  - ✓ Vending
  - ✓ Industrial and consumer level sensing (LevelGuard brand)

> Hetronic

- Transition to one-stop shop - from component supplier to control solution provider
- Opportunities in
  - ✓ Gas & Oil – explosion proof components
  - ✓ Railway/Locomotive – radio remote control + pneumatics
  - ✓ Construction - Programmable logic controllers
Ruggedized touchscreens

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METHODE ELECTRONICS, INC.

25 Innovative Power Distribution and Thermal Management Solutions

26 Power Solutions: High Current Demand > Design and manufacture innovative products for military, aerospace, industrial and automotive markets > For • Wind turbines • Solar panels • Electric and Hybrid vehicles • Next generation light rail • New high efficiency servers • Fighter jet radar systems • Boeing Dreamliner > Solutions • Patented, high current inter- connects • Thermal management capabilities • Flexible power distribution devices • High voltage power electronics

27 Power Solutions: High Current Demand > Collaborate with customers to develop robust systems that meet stringent electrical and thermal performance, weight and cost needs > Fortune 100 customer base > Methode’s power solutions are increasing power distribution density, improving energy efficiency, reducing heat losses, and providing better overall value for a variety of applications and products across many end markets

28 Power Opportunities: Eetrex > 90% ownership in Eetrex - developer of power electronics such as chargers, inverters and battery management systems > Eetrex specializes in application of proprietary embedded system electronics for super efficient power management > Stationary storage

29 Rebuilding Revenue and Improving Profitability and Margins

30 Future Revenue Growth* > Sales projections as of November 2012 > Projections are approximate and may vary 15% to 20% based on economic conditions, customer demands, and other factors > Based on current LMC Automotive volume data and other sources > Projection for FY 13 represents the midpoint of guidance range *All numbers millions of dollars $373 $428 $465 $485 $640 $720 $720 $105 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 FY10 FY11 FY12 FY13 FY14 FY15 FY16 Methode’s Historical High Sales of $555 in FY08 Approximate 15% CAGR Pending $825 Booked and Base Actual

31 Major Anticipated Revenues *All numbers approximate FY14 > $139m – GM center console > $25m – TouchSensor laundry program > $10m – Nissan-Renault EV busbars > $8m – Volkswagen, Jaguar, McLaren ergonomic switches FY15 > $195m – GM center console > $40m – TouchSensor laundry program > $10m – GM Linear Sensor (part of $18m in FY16) > $10m – Nissan-Renault EV busbars > $8m – Volkswagen, Jaguar, McLaren ergonomic switches

32 OEM Percent in Region NORTH AMERICA (62% of Total Sales) General Motors Group Ford Group 70% 29% EUROPE (20% of Total Sales) Renault-Nissan Group Volkswagen Group Ford Group Tata Group Fiat-Chrysler Group PSA Group McLaren Geely Group Mazda Motors General Motors Group Aston Martin BMW Group 20% 20% 16% 14% 12% 4% 4% 3% 3% 2% 2% 1% ASIA (15% of Total Sales) General Motors Group Mitsubishi Motors Ford Group Volkswagen Group Mazda Motors Hyundai 55% 18% 12% 8% 3% 3% Major Automotive Revenues – FY 2014 *All numbers approximate OEM Percent Worldwide General Motors Group Ford Group Volkswagen Group Renault-Nissan Group Fiat-Chrysler Group Mitsubishi Motor Tata Group 53% 24% 6% 4% 3% 3% 3%

33 Recent Financial History > FY12 vs. FY11 • Sales improved 8.6%  New product introductions & higher market penetration in N.A. and Asian automotive  Offset by continued softness in appliance market and sale of Optical business • Significantly higher effective tax rate – 28% tax expense in FY12 vs. 28% tax benefit in FY11 > FY12 - Development and launch costs and vendor charges • Lowered net income $7.9m or $0.21 per share • Lowered gross margins 1.7 percentage points • Vertical integration on track to alleviate vendor charges in FY13 • GM development costs absorbed as product launches and revenue realized beginning in Q4 FY13

34 FY13 Guidance > Vertical integration of paint and laser etch capabilities completed > Design, development, launch costs for automotive programs > Development costs for power electronics products (chargers, inverters) > Sales from acquisition of paint and laser etch business dilutive through third quarter > Lower effective tax rate > Weakening European economic conditions > Delayed launch of laundry program Reported FY12 Guidance FY13 Total Revenue $465 $470 - $500 EPS* $0.22 $0.45 - $0.60 *Guidance does not include income from the legal settlement previously announced on August 30, 2012

35 Rebuilding Margins Restructuring Post Restructuring FY09 FY10 FY11 FY12 FY14 Target FY15 Target Auto 16.5% 18.3% 17.6% 14.1% High teens% Low to mid 20% Interconnect 24.0% 28.7% 30.3% 28.3% Mid to high 20% High 20 to low 30% Power 12.9% 26.0% 21.0% 16.5%* Low 20% Mid 20% Gross Margins Pre-Tax Operating Margins * Includes Eetrex development costs of $1.8 million. Without these costs, gross margin s would have been 21.8% > Historically ranged 2-4% over last few fiscal years > Targeting 7-9% in FY14

36 Why Invest in Methode Today?

37 Investing In Our Future Growth > Continue strong investment in engineering group to bid new business opportunities and launch programs • Most new business wins do not realize revenue for 18-24 months > Invested approximately 4.4% of net sales in R&D in FY 2012 • Strong business case • Most development programs will not realize revenues for 3-5 years

38 Hitting Our Stride > Execution, seasoned launch and design teams > World-class manufacturing capabilities due to Automotive pedigree > Vertical integration and continuous manufacturing systems improvement > Technology differentiates customers’ products to drive higher margins > Increasingly working at “design” phase versus “bid” phase > Strong backlog of booked programs

39 Methode’s Business Strategy Shareholder Value Innovation New Products Offering Expanded Content Revenue Growth Improved Margins and Profitability